WEITZ SERIES FUND, INC.

Fixed Income Fund

Government Money Market
Fund

S E M I - A N N U A L

R E P O RT

September 30, 2001

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEFIX

(This page has been left blank intentionally.)

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Performance Since Inception

A long-term perspective on the Fixed Income Fund’s performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Fund for the one, five and ten year periods ended September 30, 2001.

Period Ended	Value of Initial $10,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

Dec. 23, 1988	$10,000	$—	$—	$10,000	—%
Dec. 31, 1988	9,939	—	68	10,007	—
Dec. 31, 1989	10,020	—	900	10,920	9.1
Dec. 31, 1990	10,232	12	1,661	11,905	9.0
Dec. 31, 1991	10,625	13	2,597	13,235	11.4
Dec. 31, 1992	10,557	13	3,396	13,966	5.5
Dec. 31, 1993	10,820	14	4,258	15,092	8.1
Dec. 31, 1994	9,961	13	4,763	14,737	–2.4
Dec. 31, 1995	10,847	14	6,199	17,060	15.8
Dec. 31, 1996	10,637	13	7,158	17,808	4.4
Dec. 31, 1997	10,916	14	8,419	19,349	8.6
Dec. 31, 1998	10,989	14	9,653	20,656	6.8
Dec. 31, 1999	10,432	13	10,400	20,845	0.9
Dec. 31, 2000	10,698	14	12,168	22,880	9.8
Sept. 30, 2001	11,240	14	13,430	24,684	7.9	†

The Fixed Income Fund’s average annual total return for the one, five and ten year periods ended September 30, 2001, was 11.9%, 7.4% and 6.8%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $12,638. This information represents past performance of the Fixed Income Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 1/1/01 through 9/30/01

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
September 30, 2001 – Semi-Annual Report

October 12, 2001

Dear Fellow Shareholder:

     The Fixed Income Fund performed well during the third quarter as interest rates continued to decline (especially for high quality bonds), largely in response to the tragic events of September 11th. Total return for the quarter was +2.5%, which consisted of approximately +1.3% from net interest income (after deducting fees and expenses), and +1.2% from (unrealized) appreciation of our bonds. This brings our year to date return to +7.9% and +11.9% over the last twelve months.

     The table below summarizes total return data for our Fund compared with the average intermediate-term investment grade fixed income fund over one and five year periods.

	1 Year	5 Years

Fixed Income Fund	11.9%	7.4%
Average Intermediate Investment Grade Fixed Income Fund*	11.7%	7.1%

*Source: Lipper Analytical Services

The following table shows a profile of our portfolio as of September 30:

Average Maturity	4.5 years
Average Duration	1.6 years
Average Coupon	5.6%
30-Day SEC Yield at 9-30-01	4.1%
Average Rating	AA

Overview

     An already shaky investment environment turned into a harrowing one during a third quarter that will forever be remembered for the tragic events that occurred on September 11th. No one was prepared for the dramatic upheaval in financial markets that took place and the impact to the American economy and psyche that resulted from the attacks.

     While the economy was already weak prior to September 11, it now appears headed for its first recession in almost a decade. The Federal Reserve, which had already lowered interest rates throughout the year in order to stimulate the economy, acted decisively subsequent to the attacks. It injected an unusually large amount of liquidity into the financial markets in an effort to foster more normal market functioning and restore confidence to the financial system.

     The cumulative effect of the Fed’s activities so far this year has been a reduction in the target for the federal funds rate (the overnight loan rate between banks but controlled by the Federal Reserve) of 4%, as of this writing. This has resulted in a 40-year low for the federal funds rate and represents a dramatic amount of monetary stimulus over such a short period of time (9 months).

     Unlike the stock market, the bond market experienced a tremendous “flight” to quality following the attack, culminating in a stunning although not unexpected rally when the U.S. bond markets were reopened. Interest rates fell, especially on shorter-term securities, as investors shunned “risky” securities and fled to the relative safety of Treasury and other high-quality bonds. The result was further gains for most bond investors (our portfolio included) during the quarter.

Portfolio Review and Outlook

     There have been few changes to our portfolio during the quarter with the notable exception that I have allowed its average maturity and duration to decline. This may cause our portfolio to under-perform should interest rates continue to decline. But the stunning rally that has taken place in the bond market this year (especially during the month of September) calls into question the sustainability of prices and yields that may reflect more fear than common sense.

     The tragic events of September certainly make economic forecasting (an already challenging “art”) problematic. However, the highly reflationary monetary action taken by the Federal Reserve coupled with the prospects of a dwindling budget surplus as fiscal policy initiatives are passed to deal with the economic slowdown, give us reason to be cautious. Consequently, I feel it’s prudent to maintain a more defensive position as we continue to search for investments with favorable risk/reward characteristics.

     If you have any questions about our investments or strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities
September 30, 2001
(Unaudited)

Rating	Face amount		Cost	Value

		CORPORATE BONDS — 23.5%
	$750,000	Superior Financial Corp. Sr. Notes 8.65% 4/01/03	$750,000	$753,135
Ba1	1,100,000	USA Networks, Inc. 7.0% 7/01/03	1,091,301	1,100,000
A	1,000,000	Countrywide Home Loans, Inc. 6.85% 6/15/04	997,345	1,068,352
A	1,000,000	Ford Motor Credit Co. Notes 6.7% 7/16/04	999,017	1,040,151
	250,000	Local Financial Corp. 11.0% 9/08/04	250,000	251,250
BBB	1,000,000	ConAgra, Inc. Sub. Notes 7.4% 9/15/04	1,000,000	1,075,786
B+	750,000	Century Communications Sr. Notes 9.5% 3/01/05	782,872	701,250
A	600,000	General Motors Acceptance Corp. Debs. 6.625% 10/15/05	598,401	625,555
BBB	1,000,000	Citizen Communications Co. 8.5% 5/15/06	991,068	1,078,495
BBB–	1,000,000	Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	973,450	967,778
BBB–	500,000	Liberty Media Corp. Sr. Notes 7.875% 7/15/09	502,142	505,045
AA–	1,000,000	Merrill Lynch 7.15% 7/30/12	1,000,000	1,019,126
AAA	1,000	Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18	1,031	1,041
A–	1,000,000	Telephone & Data Systems, Inc. 9.25% 2/10/25	1,060,083	1,073,939

		Total Corporate Bonds	10,996,710	11,260,903

		MORTGAGE-BACKED SECURITIES — 16.8%
AAA	54,019	Fannie Mae REMIC Planned Amortization Class 7.5% 4/25/19 (Estimated Average Life 0.2 years)	53,613	54,072
AAA	852,038	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/20 (Estimated Average Life 0.3 years)	854,843	857,582
AAA	245,537	Fannie Mae REMIC Planned Amortization Class 6.5% 10/25/18 (Estimated Average Life 0.5 years)	239,475	246,689
AAA	500,000	Freddie Mac REMIC Planned Amortization Class 6.65% 9/15/21 (Estimated Average Life 0.6 years)	491,397	507,937
AAA	9,346	Freddie Mac 9.5% 9/01/03 (Estimated Average Life 0.9 years)	9,346	9,771
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 4/15/21 (Estimated Average Life 1.2 years)	978,060	1,020,965
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.75% 12/15/21 (Estimated Average Life 1.2 years)	992,659	1,026,488

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Face amount		Cost	Value

		MORTGAGE-BACKED SECURITIES — (Continued)
AAA	$500,000	Freddie Mac REMIC Planned Amortization Class 7.0% 7/15/21 (Estimated Average Life 1.3 years)	$495,827	$516,011
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 8/15/21 (Estimated Average Life 1.5 years)	1,018,274	1,025,695
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 7.0% 9/15/09 (Estimated Average Life 1.9 years)	1,002,941	1,031,265
AAA	688,414	Fannie Mae 6.5% 6/01/18 (Estimated Average Life 3.0 years)	687,650	709,412
AAA	1,000,000	Freddie Mac REMIC Planned Amortization Class 6.0% 11/15/23 (Estimated Average Life 5.3 years)	1,002,797	1,023,815

		Total Mortgage-Backed Securities	7,826,882	8,029,702

		TAXABLE MUNICIPAL BONDS — 1.9%
AAA	325,000	Baltimore Maryland 7.25% 10/15/05	327,770	358,758
AAA	500,000	Stratford Connecticut 6.55% 2/15/13	500,000	522,130
AAA	5,000	Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13	5,000	5,230
AAA	25,000	Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14	25,000	25,999

		Total Taxable Municipal Bonds	857,770	912,117

		U.S. GOVERNMENT AND AGENCY SECURITIES — 14.1%
AAA	2,000,000	Federal Home Loan Bank 6.04% 9/08/05	2,000,000	2,141,292
AAA	500,000	Federal Home Loan Bank 6.44% 11/28/05	500,351	543,294
AAA	1,000,000	Fannie Mae 7.15% 10/11/06	999,847	1,001,058
AAA	1,000,000	Fannie Mae 6.56% 11/26/07	1,000,000	1,043,373
AAA	1,000,000	Freddie Mac 5.50% 9/15/11	999,900	1,014,930
AAA	1,000,000	Freddie Mac 6.41% 7/15/13	1,006,854	1,030,814

		Total U.S. Government and Agency Securities	6,506,952	6,774,761

The accompanying notes form an integral part of these financial statements

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Schedule of Investments in Securities, Continued

Rating	Shares		Cost	Value

		COMMON STOCKS — 0.6%
	46,500	Hanover Capital Mortgage Holdings, Inc.	$422,645	$304,575

		CONVERTIBLE PREFERRED STOCKS — 2.9%
	46,600	Redwood Trust, Inc. 9.74% Pfd. Class B	1,225,075	1,398,000

		NON-CONVERTIBLE PREFERRED STOCKS — 0.5%
B3	5,000	Crown American Realty Trust 11% Pfd. Series A	217,000	253,000

	Face amount

		SHORT-TERM SECURITIES — 38.9%
	$2,665,472	Wells Fargo Government Money Market Fund	2,665,472	2,665,472
AAA	16,000,000	U.S. Treasury Bills due 10/11/01 to 12/06/01	15,965,348	15,973,929

		Total Short-Term Securities	18,630,820	18,639,401

		Total Investments in Securities	$46,683,854	47,572,459

		Other Assets Less Other Liabilities — 0.8%		376,642

		Total Net Assets — 100%		$47,949,101

		Net Asset Value Per Share		$11.40

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Assets and Liabilities
September 30, 2001
(Unaudited)

Assets:
Investments in securities at value (cost $46,683,854)	$47,572,459
Accrued interest and dividends receivable	413,386

Total assets	47,985,845

Liabilities:
Due to adviser	17,556
Other expenses	19,188

Total liabilities	36,744

Net assets applicable to outstanding capital stock	$47,949,101

Net assets represented by:
Paid-in capital	47,352,184
Accumulated undistributed net investment income	523,335
Accumulated net realized loss	(815,023)
Net unrealized appreciation of investments	888,605

Total representing net assets applicable to shares outstanding	$47,949,101

Net asset value per share of outstanding capital stock (4,207,564 shares outstanding)	$11.40

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statement of Operations
Six months ended September 30, 2001
(Unaudited)

Investment income:
Dividends		$102,716
Interest		1,044,127

Total investment income		1,146,843

Expenses:
Investment advisory fee	$91,287
Administrative fee	35,084
Directors fees	100
Registration fees	11,266
Sub-transfer agent and fund accounting fees	17,948
Other expenses	16,330
Total expenses		172,015
Less administrative fee waived by investment adviser		(35,084)

Net expenses		136,931

Net investment income		1,009,912

Realized and unrealized gain (loss) on investments:
Net realized loss on securities		(19,922)
Net unrealized appreciation of investments		492,386

Net realized and unrealized gain on investments		472,464

Net increase in net assets resulting from operations		$1,482,376

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Statements of Changes in Net Assets

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Increase in net assets:
From operations:
Net investment income	$1,009,912	$1,975,839
Net realized loss	(19,922)	(71,847)
Net unrealized appreciation	492,386	1,729,706

Net increase in net assets resulting from operations	1,482,376	3,633,698

Distributions to shareholders from:
Net investment income	(966,914)	(2,037,316)

Total distributions	(966,914)	(2,037,316)

Capital share transactions:
Proceeds from sales	24,967,176	8,039,950
Payments for redemptions	(11,510,459)	(9,761,454)
Reinvestment of distributions	905,719	1,914,497

Total increase from capital share transactions	14,362,436	192,993

Total increase in net assets	14,877,898	1,789,375

Net assets:
Beginning of period	33,071,203	31,281,828

End of period (including undistributed investment income of $523,335 and $480,336, respectively)	$47,949,101	$33,071,203

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2001 (Unaudited)		Year ended March 31,

			2001	2000	1999	1998	1997

Net asset value, beginning of period	$11.24		$10.68	$11.22	$11.26	$10.77	$10.90

Income (loss) from investment operations:
Net investment income	0.26		0.71	0.69	0.66	0.65	0.66
Net gain (loss) on securities (realized and unrealized)	0.20		0.58	(0.57)	(0.04)	0.47	(0.11)

Total from investment operations	0.46		1.29	0.12	0.62	1.12	0.55

Less distributions:
Dividends from net investment income	(0.30)		(0.73)	(0.66)	(0.66)	(0.63)	(0.68)

Net asset value, end of period	$11.40		$11.24	$10.68	$11.22	$11.26	$10.77

Total return	4.1	%†	12.6%	1.2%	5.7%	10.7%	5.2%

Ratios/supplemental data:
Net assets, end of period ($000)	47,949		33,071	31,282	36,314	30,334	22,349
Ratio of net expenses to average net assets††	0.75	%*	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.52	%*	6.46%	6.15%	5.91%	6.18%	6.30%
Portfolio turnover rate	6	%†	1%	39%	26%	21%	24%

*	Annualized
†	Not annualized
††

Absent voluntary waivers, the expense ratio would have been 0.94% for the six months ended September 30, 2001, 0.95%, 0.88%, 0.86%, 0.91% and 0.93% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
September 30, 2001 – Semi-Annual Report

October 9, 2001

Dear Shareholder:

     The yield on the Government Money Market Fund continued to decline during the third quarter. As of September 30th, the 7-day and 30-day yields of our portfolio were 2.4% and 2.7%, respectively.*

     The terrorist attacks of September 11th have had a profound effect on the American psyche and a dramatic near-term impact on the economy. In an effort to restore stability to the American economy, the Federal Reserve continued to aggressively lower the federal funds rate (the overnight loan rate between banks but controlled by the Federal Reserve) during the third quarter. Even before the tragic events of September 11th, employment, production, and business spending remained weak. The fact that the economy was already weak and the uncertainty caused by the attack (namely the potential to damp spending further) were the primary reasons cited by the Fed for such aggressive monetary action.

     The dramatic decline in the fed funds rate engineered by the Fed so far in 2001 (4% since the start of the year) has had a large impact on returns for money market funds (ours included). Given the conservative investment horizon imposed on money market funds (maintaining an average maturity that does not exceed 90 days), reinvestment opportunities and their yields will continue to be directly impacted by the Fed’s monetary policy (and its effect on short-term Treasury securities).

     Nobody has the capacity to fully fathom how the terrible events of September 11 will play out. It does appear, though, that the Fed is prepared to keep short-term interest rates at present levels, or lower, in an effort to restore confidence in the economy and prevent an extended recession. The result over the near-term will be a likely continuation of low to declining reinvestment opportunities for our portfolio. Our credit quality, however, will remain high (Treasury bills or agency securities).

     If you have any questions about the mechanics of the fund or our investment strategy, please call.

Best Regards,

Thomas D. Carney Portfolio Manager

*	An investment in the fund is neither insured nor guaranteed by the U. S. Government. There can be no assurance that the fund will be able to maintain a stable net asset value.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Schedule of Investments in Securities
September 30, 2001
(Unaudited)

Rating	Face amount		Value

		U.S. GOVERNMENT AND AGENCY SECURITIES — 95.5%†
AAA	$5,000,000	U.S. Treasury Bill 3.532% 10/04/01	$4,998,558
AAA	16,000,000	U.S. Treasury Bill 2.584% 10/25/01	15,972,888
AAA	7,000,000	U.S. Treasury Bill 3.395% 12/06/01	6,957,389
AAA	10,000,000	Federal Farm Credit Bank Discount Note 2.420% 12/12/01	9,952,500
AAA	2,000,000	U.S. Treasury Bill 3.432% 12/20/01	1,985,200

		Total U.S. Government and Agency Securities	39,866,535

		SHORT-TERM SECURITIES — 4.8%
	1,978,262	Wells Fargo 100% Treasury Money Market Fund	1,978,262

		Total Investments in Securities (Cost $41,844,797)**	41,844,797
		Other Liabilities in Excess of Other Assets — (0.3%)	(115,867)

		Total Net Assets — 100%	$41,728,930

†	Interest rates presented for treasury bills and discount notes are based upon yield to maturity rate(s) at date(s) of purchase.
**	Cost is the same for Federal income tax purposes.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Assets and Liabilities
September 30, 2001
(Unaudited)

Assets:
Investments in securities at amortized cost, which approximates value	$41,844,797
Accrued interest	6,062

Total assets	41,850,859

Liabilities:
Due to adviser	8,620
Distributions payable	96,209
Other expenses	17,100

Total liabilities	121,929

Net assets applicable to outstanding capital stock	$41,728,930

Net assets represented by:
Paid-in capital	41,728,930

Total representing net assets applicable to shares outstanding	$41,728,930

Net asset value per share of outstanding capital stock (41,728,930 shares outstanding)	$1.00

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statement of Operations
Six months ended September 30, 2001
(Unaudited)

Investment income:
Interest		$674,767

Total investment income		674,767

Expenses:
Investment advisory fee	$86,982
Administrative fee	33,577
Directors fees	80
Registration fees	12,980
Sub-transfer agent and fund accounting fees	18,354
Other expenses	12,077

Total expenses		164,050
Less advisory and administrative fees waived by investment adviser		(77,068)

Net expenses		86,982

Net investment income		587,785

Realized gain on investments		3,202

Net increase in net assets resulting from operations		$590,987

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Statements of Changes in Net Assets

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Increase in net assets:
From operations:
Net investment income	$587,785	$1,809,553
Net realized gain	3,202	10,832

Net increase in net assets resulting from operations	590,987	1,820,385

Distributions to shareholders from:
Net investment income	(587,785)	(1,809,553)
Net realized gain	(3,202)	(10,832)

Total distributions	(590,987)	(1,820,385)

Capital share transactions, at $1.00 per share:
Proceeds from sales	70,906,518	99,137,358
Payments for redemptions	(69,309,613)	(99,833,574)
Reinvestment of distributions	621,143	1,780,968

Total increase from capital share transactions	2,218,048	1,084,752

Total increase in net assets	2,218,048	1,084,752

Net assets:
Beginning of period	39,510,882	38,426,130

End of period	$41,728,930	$39,510,882

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC.
GOVERNMENT MONEY MARKET FUND
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2001 (Unaudited)		Year ended March 31,

			2001	2000	1999	1998	1997

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.034		0.056	0.046	0.045	0.049	0.047

Less distributions:
Dividends from net investment income	(0.034)		(0.056)	(0.046)	(0.045)	(0.049)	(0.047)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	3.5	%*	5.8%	4.6%	4.7%	5.1%	4.8%

Ratios/supplemental data:
Net assets, end of period ($000)	41,729		39,511	38,426	33,157	8,330	5,820
Ratio of net expenses to average net assets †	0.50	%*	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.38	%*	5.57%	4.61%	4.47	4.95%	4.71%

*	Annualized
†	Absent voluntary waivers, the expense ratio would have been 0.94% for the six months ended September 30, 2001 and 0.97%, 0.89%, 1.03%, 1.12% and 1.15% for the years ended March 31, 2001, 2000, 1999, 1998 and 1997, respectively.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — FIXED INCOME FUND
GOVERNMENT MONEY MARKET FUND
Notes to Financial Statements
September 30, 2001 (Unaudited)

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2001, the Company had four series in operation: the Fixed Income Fund, the Government Money Market Fund, the Value Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Fixed Income and the Government Money Market Funds (each, a “Fund”).

The Fixed Income Fund’s investment objective is high current income consistent with preservation of capital.

The Government Money Market Fund’s investment objective is current income consistent with the preservation of capital and maintenance of liquidity. The Government Money Market Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding one year.

(2) Significant Accounting Policies

The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Fixed Income Fund

Investment securities are carried at market determined using the following valuation methods:

  Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

  Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

  The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

  The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors. This method of valuation is used consistently throughout the industry by money market funds wishing to maintain a constant net asset value per share.

(b) Federal Income Taxes

Since the Funds’ policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fixed Income Fund.

(c) Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

With respect to the Fixed Income Fund, income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

With respect to the Government Money Market Fund, in computing net investment income, the Fund amortizes premiums and discounts and accrues interest income daily.

(d) Dividend Policy

The Fixed Income Fund will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

The Government Money Market Fund will declare dividends daily and pay dividends monthly.

(e) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results may differ from those estimates.

(3) Related Party Transactions

Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Funds’ shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the respective Fund’s average daily net asset value. Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee.

The Adviser has agreed to reimburse each Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the respective Fund’s average annual daily net asset value. For the six months ended September 30, 2001, the Adviser has voluntarily capped fees and expenses for the Fixed Income and Government Money Market Funds at 0.75% and 0.50%, respectively, of the Funds’ average annual net asset value. The total investment advisory and administrative fees, including the amounts waived by the Adviser, are set forth in each Fund’s Statement of Operations.

Weitz Securities, Inc. as distributor, received no compensation for distribution of shares of the Funds.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Fund and 100 million of these shares have been authorized to be issued in the series designated Government Money Market Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the portfolio to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fixed Income Fund are summarized as follows:

	Six months ended Sept. 30, 2001 (Unaudited)	Year ended March 31, 2001

Transactions in shares:
Shares issued	2,208,667	730,344
Shares redeemed	(1,025,447)	(896,241)
Reinvested dividends	81,082	180,055

Net increase	1,264,302	14,158

(5) Securities Transactions

Fixed Income Fund

Purchases and proceeds from maturities or sales of investment securities of the Fixed Income Fund, other than short-term securities, aggregated $4,057,033 and $1,559,561, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 2001, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $1,094,455 and $205,850, respectively.

At September 30, 2001, the Fixed Income Fund had tax basis capital losses of $769,039 which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2004 — $337,251, March 31, 2005 — $14,632, March 31, 2008 — $60,229 and March 31, 2009 —$356,927. In addition, the Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 2000 of $26,062. For tax purposes such losses will be reflected in the year ended March 31, 2002.

Board of Directors
    Lorraine Chang
    John W. Hancock
    Richard D. Holland
    Thomas R. Pansing, Jr.
    Delmer L. Toebben
    Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President
     Richard F. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Fixed Income Fund and Government Money Market Fund. For more detailed information about the Funds, their investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/26/2001